Related Party Liability (Details) - USD ($) $ in Millions	1 Months Ended
	Jan. 31, 2020	Dec. 31, 2019
Related Party Liability [Abstract]
Related party liability		$ 17.8
Purchase agreement, description	subject to entering into a share purchase agreement in the aggregate amount of at least $6 million, and a pre-money valuation of more than $100 million, the Nanox IL’s Board approved the issuance and allotment of 1,109,245 ordinary shares to Nanox PLC with the purchase price of $12.00 per share, which reflects a discount of 25% from the price of the last financing round of the Company. As a result, on January 30, 2020 the related party liability was settled into equity.